Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

Established 1977

annual report March 31, 2003

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

President's Message

Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and I am pleased to present its 26th Annual Report. The $1.9 billion fund is designed to provide monthly income from a broadly diversified portfolio of high-yield bonds.1 The fund has paid monthly dividends since March 1977, and the fund's income is generated from a portfolio of over 300 corporate bond issuers in more than 35 industry sectors.

In 1977, the fund's assets totaled $25 million, and the overall high-yield bond market's total assets were $24 billion. The fund was one of only ten high-yield bond funds and, at that time, new issues came to market at a rate of $1 billion annually. Today, the total amount of high-yield bonds outstanding as of March 31, 2003, was approximately $917 billion according to J.P. Morgan Chase.

This report covers the 12-month reporting period from April 1, 2002 through March 31, 2003. It begins with an interview with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-yield corporate bond holdings, and third is the publication of the fund's financial statements. I urge you to review the fund's holdings and to read Mark's discussion about the high-yield market's outlook.

1 Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities, and increased possibilities for default.

In a reversal of trends, which persisted through the second and third quarters of 2002, the high-yield market substantially outperformed the high-quality bond market in the fourth quarter of 2002 and the first quarter of 2003. The main reason for the strong showing by high-yield bonds was increased confidence that the U.S. economy was recovering. A recovery bodes well for the corporations in the fund's portfolio. Furthermore, corporate bankruptcies have been declining for three years.

For the fiscal year ended March 31, 2003, the fund produced attractive income with a positive total return despite a decline in its net asset value. Individual share class total return performance, including income distributions, follows.2

	Net Asset Value Change	Income Distributions	Total Return
Class A Shares	$7.68 to $7.30 = (4.95)%	$0.676	4.43%
Class B Shares	$7.68 to $7.29 = (5.08)%	$0.623	3.53%
Class C Shares	$7.68 to $7.30 = (4.95)%	$0.622	3.66%

As I have always recommended buying more shares when prices are down, I again believe that, like the year 2002, 2003 still represents a buying opportunity. I recommend adding to your account, as the fund's income return is especially attractive.

I urge you to take a few moments to review the fund's holdings--you will recognize many of our holdings such as Premier Parks, Inc., Georgia-Pacific Corp., Nextel Communications, Inc., American Greetings Corp., Chancellor Media Corp., Hilton Hotels Corp., MGM Grand, Inc. andEchoStar DBS Corp.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (0.24)%, (1.69)%, and 1.65%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

I believe investors should definitely consider adding to their accounts at this time: Federated High Income Bond Fund, Inc. provides broad diversification in the high-yield bond market, and buying shares regularly (monthly, quarterly or annually) is an excellent way to add to your account. To illustrate this, we have included graphs in this report that show the benefit of annually investing over many years. Please review the investment illustrations on pages 11, 12, and 13.

Income does matter. After all, most investments are made for income today or sometime into the future. This fund has paid monthly dividends since inception in March 1977. In conclusion, I would like to express my appreciation to the fund's shareholders for their loyalty during one of the most difficult investment periods.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments, or suggestions about the fund are always welcome.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue

President

May 15, 2003

Mark E. Durbiano

Senior Vice President Federated Investment Management Company

Investment Review

Q. How did high-yield bonds perform over the 12-month reporting period?

A. For the reporting period as a whole, high-yield bonds substantially underperformed the high-quality bond market. For example, the Lehman Brothers High Yield Bond Index1 returned 4.34% for the 12-month reporting period ended March 31, 2003, compared to the Lehman Brothers Aggregate Bond Index,2 a measure of high-quality bond performance, which returned 11.69%. The underperformance was the result of a weakening domestic economy, dramatic underperformance in the Telecommunications sector, escalating default rates for high-yield securities (especially in the Telecommunications sector), weakening equity prices, and fears about the U.S. economy getting even weaker.

As investors struggled to interpret mixed signals regarding the direction and strength of the economic recovery during 2002, the high-yield market continued to be very volatile. For example, the high-yield market spread over Treasury issues began the reporting period at approximately 744 basis points, by October 2002 it had widened to 1,080 basis points and finally tightened to 825 basis points at the end of the reporting period, March 31, 2003. The first half of the reporting period was marked by increased pessimism as a result of corporate malfeasance, rising unemployment, and geopolitical events which sparked investors to flee to more risk adverse asset classes. Additionally, the high-yield market was also pressured by increased supply, as the rating agencies downgraded billions of dollars of debt from investment grade to sub-investment grade (i.e., "fallen angels"). As investment-grade fund managers sold off large issuers such as WorldCom, Tyco, Quest Communications,Inte rnational, Inc., Williams Cos. Inc., and El Paso Corp.,they put significant downward pressure on the high-yield market.

1 Lehman Brothers High Yield Bond Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. Indexes are unmanaged and investments cannot be made in an index.

2 Lehman Brothers Aggregate Bond Index is an unmanaged composite index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization.

Beginning in October 2002, most of the technical pressure from the fallen angel bonds had been alleviated, and the high-yield market began a rally, which has continued through the end of March 2003. Performance in the later half of 2002 and early 2003 was predominately driven by significant gains in the distressed segment of the market. For example, CCC-rated bonds represent approximately 13.3% of the market and returned 35.93% during the last six months of the reporting period as of March 31, 2003, compared to B-rated credits, which returned 14.16%, and BB-rated credits, which returned 10.72%. Steady positive cash flows into high-yield mutual funds and indications that corporate defaults have begun to decline from last year's record levels fueled the second half rally in the high-yield market.

Q. What were the strongest and weakest sectors in the high-yield bond asset class?

A. Technology (up 15.95%), Capital Goods (up 14.78%) and Energy (up 10.24%) were the leading sectors. Transportation (down 32.55%), Insurance (down 28.45%) and Communications (down 5.65%) were the laggards.

Q. How did the fund perform during its 12-month reporting period?

A. As of March 31, 2003, the fund's Class A Shares' total return of 4.43% moderately outperformed the Lehman Brothers High Yield Bond Index's return of 4.34% and also significantly outperformed its peer group, the Lipper High Current Yield Fund Average, which returned 3.81% over the same reporting period. The bulk of this outperformance was on the strength of the fund's security selection.

Q. How did specific fund holdings perform?

A. Specific positions that significantly outperformed during the reporting period included: Primedia Inc. (Printing & Publishing), Nextel Communications, Inc. (Telecommunications & Cellular), PSE&G Energy Holdings Inc. (Utilities), Williams Cos., Inc. (Utilities), Yell Finance (Printing & Publishing) and Xerox (Business Equipment & Services). Significantly, the fund benefited by having limited exposure to such "train wrecks" as WorldCom, Adelphia, Fleming, HealthSouth and K-Mart.

Specific positions within the fund that underperformed included: Charter Communications (Cable Television), Calpine Corp. (Utilities), MMI Products (Industrial Products), Foamex International (Chemicals) and New World Pasta Co. (Food Products). By and large, the fund continues to benefit from good security selection.

Georgia-Pacific Corp. (1.2% of net assets) produces and distributes pulp, paper, building products, and a variety of consumer products.

Q. How did the fund's sector weightings influence performance?

A. Strong returns from the fund's overweighted positions in the Consumer Products area helped overall returns. Also, the fund continues to have virtually no exposure to the Airline sector, which returned (49.77)% during the reporting period.

The fund's underweight in the Telecommunications, Utility and Technology sectors detracted from performance, as the highly speculative underperformers of 2002 became the top-performing industries in the second half of the fund's reporting period. Despite increased exposure in the Technology and Utility sectors during the reporting period, the fund continued to be underweight in these sectors.

Q. How did the fund perform over the reporting period in terms of income?

A. The fund provided shareholders with a strong level of income. Income distributions per share were $0.676, $0.623, and $0.622 for Class A, B, and C Shares, respectively. In terms of yield, as of March 31, 2003, the fund produced 30-day SEC yields at net asset value of 8.07%, 7.32%, and 7.32% for Class A, B, and C Shares, respectively.3

3 The 30-day SEC yield at offering price was 7.71% for Class A Shares.

Q. What were the fund's ten largest industry exposures as of March 31, 2003?

Sector	Percentage of Net Assets
Telecommunications & Cellular	7.4%
Gaming	7.0%
Consumer Products	6.0%
Healthcare	5.8%
Utilities	5.3%
Printing & Publishing	4.9%
Cable Television	4.7%
Industrial Products & Equipment	4.6%
Hotels, Motels & Inns	4.2%
Automotive	3.8%

Q. What were the fund's ten largest holdings as of March 31, 2003?

Holding	Percentage of Net Assets
NEXTEL Communications, Inc.	2.7%
Qwest Communications Int'l., Inc.	2.5%
Allied Waste Industries, Inc.	2.2%
Georgia-Pacific Corp.	1.6%
Lear Corp.	1.4%
HCA, Inc.	1.2%
Tyco International Group	1.2%
Premier Parks, Inc.	1.2%
MGM Grand, Inc.	1.2%
CSC Holdings, Inc.	1.1%
TOTAL	16.3%

Q. Would you briefly describe several of these holdings?

A. Nextel Communications, Inc. (2.7% of net assets) provides a wide array of digital wireless communications services marketed through Nextel Wireless Web and Nextel Direct Connect to customers throughout the United States.

Qwest Communications International, Inc. (2.5% of net assets) provides broadband internet-based data, voice, and image communications to customers in the United States and elsewhere, as well as local exchange services, data and long-distance services, Web hosting services, high-speed internet access, and private networks.

Allied Waste Industries, Inc. (2.2% of net assets) collects, transfers, recycles and disposes of non-hazardous solid waste for residential, commercial and industrial customers in the United States.

Georgia-Pacific Corp. (1.6% of net assets) produces and distributes pulp, paper, building products and a variety of consumer products such as plywood, lumber, gypsum products and chemicals.

Lear Corp. (1.4% of net assets) supplies automotive interior systems--seats, flooring and acoustic systems--to manufacturers worldwide.

HCA Inc. (1.2% of net assets) operates general, acute care and psychiatric hospitals in the United States, England and Switzerland.

Tyco International Group. (1.2% of net assets) manufactures, services and installs electrical and electronic components, undersea telecommunications systems, fire protection and security systems, flow control valves, healthcare products and specialty products around the world.

Premier Parks, Inc. (1.2% of net assets) operates regional theme parks in the United States and Europe under various Six Flags themes, as well as trade names such as Frontier City, Geauga Lake, The Great Escape, Riverside Park, and Walibi Parks.

MGM Grand, Inc. (1.2% of net assets) is an entertainment, hotel and gaming company headquartered in Las Vegas. It owns or operates 19 casino properties in the United States and Australia.

CSC Holdings, Inc. (1.1% of net assets) comprises four operating segments: Telecommunications Services (cable TV, phone and modem services), Rainbow Media Group (cable TV programming networks), MSG (professional sports teams, cable TV networks, live productions), and Retail Electronics.

Q. What is your outlook for the U.S. economy and the high-yield market, and how are you positioning the fund accordingly for the rest of 2003?

A. From a portfolio perspective, we are continuing to stress individual asset selection. We remain cautiously optimistic and believe that the economy will continue to recover slowly. World political events will likely cause continued volatility over the course of 2003. We have taken advantage of some opportunities to purchase selected "fallen angel" securities at deep discounts to par where the risk/return has been warranted. Given the run-up in this sector of the market, further opportunities may not be as pervasive. We have remained active in the new issue market and have established new positions in a number of higher yielding B-rated issues where our credit standards have been satisfied. From a sector allocation perspective, the fund remains overweight in the Food, Consumer Products, and Healthcare sectors while the fund remains underweight in Wireline Telecommunications, Utilities and Technology.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated High Income Bond Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $311,290 on 3/31/03, with 8.58%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

Source of data calculation is CDA/Wiesenberg.

As of 3/31/03, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (0.24)%, (1.29)%, and 4.84%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were (1.69)%, (1.38)%, and 4.49%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/30/93) total returns were 1.65%, (1.30)%, and 4.39%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $130,5751 by 3/31/03, though you would have invested only $60,000. You would have earned an average annual total return of 7.34% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from lower rated corporate bonds. Note that you did not commit a large sum of money to the bond market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 3/31/03, you owned 17,887 shares. This plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage. You can take it one step at a time.

Source of data calculation is CDA/Wiesenberg.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results. Systematic investing does not assure a profit or protect against loss in declining markets.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated High Income Bond Fund, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $550 per month for five years). During the 15-year accumulation period, $60,000 in total was invested. From 3/31/98 through 3/31/03, a total of $34,650 was paid to the investor, and the ending value of the account on 3/31/03 was $126,687.1 This represents a 7.90% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the bond market at any one time, and has reinvested monthly income during the accumulation period. The $60,000 investment was worth $163,528 on 3/31/98. During the withdrawal period, the shareholder elected to withdraw $550 per month as income for a total of $34,650. Again, this plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage.

Source of data calculation is CDA/Wiesenberg.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated High Income Bond Fund, Inc. -- Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1993 to March 31, 2003 compared to the Lehman Brothers Single B Index (LBSBI), the Lehman Brothers High Yield Bond Index (LBHYB),2,3 and the Lipper High Current Yield Funds Average (LHCYFA).4

Average Annual Total Return[5] as of 3/31/2003
1 Year	(0.24)%

5 Years	(1.29)%

10 Years	4.84%

Start of Performance (11/30/1977)	8.62%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that in investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI, LBHYB and LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The Fund's Adviser has elected to change the benchmark index from the LBSBI to the LBHYB. The LBHYB is more representative of the securities typically held by the Fund.

3 The LBSBI and LBHYB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

5 Total return quoted reflects all applicable sales charges.

Federated High Income Bond Fund, Inc. --Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to March 31, 2003 compared to the Lehman Brothers Single B Index (LBSBI),2,3 the Lehman Brothers High Yield Bond Index (LBHYB),2,3 and the Lipper High Current Yield Funds Average (LHCYFA).4

Average Annual Total Return[5] as of 3/31/2003
1 Year	(1.69)%

5 Years	(1.38)%

Start of Performance (9/28/1994)	4.49%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that in investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI, LBHYB and LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The Fund's Adviser has elected to change the benchmark index from the LBSBI to the LBHYB. The LBHYB is more representative of the securities typically held by the Fund.

3 The LBSBI and LBHYB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated High Income Bond Fund, Inc. --Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from May 1, 1993 (start of performance) to March 31, 2003 compared to the Lehman Brothers Single B Index (LBSBI),2,3 the Lehman Brothers High Yield Bond Index (LBHYB),2,3 and the Lipper High Current Yield Funds Average (LHCYFA).4

Average Annual Total Return[5] as of 3/31/2003
1 Year	1.65%

5 Years	(1.30)%

Start of Performance (5/1/1993)	4.39%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that in investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI, LBHYB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

2 The Fund's Adviser has elected to change the benchmark index from the LBSBI to the LBHYB. The LBHYB is more representative of the securities typically held by the Fund.

3 The LBSBI and LBHYB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

4 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges. Effective April 1, 2003, Class C Shares have added a 1% sales charge, in addition to the 1% contingent deferred sales charge.

Portfolio of Investments

March 31, 2003

Principal Amount			Value
		CORPORATE BONDS--92.6%
		Aerospace & Defense--0.4%
$1,825,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$1,980,125
5,569,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	6,098,055
2,200,000	[1,2]	Condor Systems, Inc., Sr. Sub. Note, (Series B), 11.875%, 5/1/2009	495,000

		TOTAL	8,573,180

		Automotive--3.8%
2,325,000		Accuride Corp., Sr. Sub. Note, (Series B), 9.25%, 2/1/2008	1,685,625
7,250,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	7,793,750
4,725,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	4,612,781
4,250,000		ArvinMeritor, Inc., Note, 8.75%, 3/1/2012	4,324,375
6,575,000		Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	6,410,625
1,625,000		Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006	1,413,750
24,925,000		Lear Corp., Company Guarantee, 8.11%, 5/15/2009	27,168,250
7,525,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	7,694,312
11,225,000	[2,3]	TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	11,337,250

		TOTAL	72,440,718

		Beverage & Tobacco--0.5%
5,000,000		Constellation Brands, Inc., Sr. Sub. Note, 8.125%, 1/15/2012	5,250,000
1,000,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	1,065,000
1,525,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	1,532,625
2,550,000		Dimon, Inc., Sr. Note, (Series B), 9.625%, 10/15/2011	2,798,625

		TOTAL	10,646,250

		Broadcast Radio & TV--1.8%
10,825,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	12,191,656
2,975,000	[2,3]	Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	3,086,562
4,100,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	4,570,188
10,750,000		PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	11,126,250
7,372,475	[4]	XM Satellite Radio, Inc., Sec. Fac. Bond, 0/14.00%, 12/31/2009	4,036,430

		TOTAL	35,011,086

Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--2.1%
$5,850,000		American Builders & Contractors Supply Co. Inc., Sr. Sub. Note, 10.625%, 5/15/2007	$6,069,375
3,425,000		Associated Materials, Inc., Company Guarantee, 9.75%, 4/15/2012	3,681,875
5,025,000	[2,3]	Brand Services, Inc., Sr. Sub. Note, 12.00%, 10/15/2012	5,502,375
2,850,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	2,736,000
3,950,000	[2,3]	Legrand SA, Sr. Note, 10.50%, 2/15/2013	4,215,756
6,900,000		NCI Building System, Inc., Sr. Sub. Note, (Series B), 9.25%, 5/1/2009	7,279,500
3,975,000		Nortek Holdings, Inc., Sr. Note, 9.125%, 9/1/2007	4,104,187
6,050,000	[2,3]	Shaw Group, Inc., Sr. Note, 10.75%, 3/15/2010	6,019,750

		TOTAL	39,608,818

		Business Equipment & Services--1.6%
9,150,000		Buhrmann US, Inc., Company Guarantee, 12.25%, 11/1/2009	8,555,250
4,150,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	4,253,750
450,000		Xerox CapEurope PLC, Company Guarantee, 5.875%, 5/15/2004	447,187
16,825,000	[2,3]	Xerox Corp., Sr. Note, 9.75%, 1/15/2009	18,002,750

		TOTAL	31,258,937

		Cable Television--4.7%
2,500,000		CSC Holdings, Inc., Sr. Deb., 8.125%, 8/15/2009	2,575,000
1,000,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	995,000
5,225,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	5,342,562
3,125,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	3,203,125
6,200,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	6,525,500
2,900,000		CSC Holdings, Inc., Sr. Sub. Note, 10.50%, 5/15/2016	3,161,000
21,075,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	8,746,125
14,475,000	[4]	Charter Communications Holdings Capital Corp., Discount Bond, 0/11.75%, 5/15/2011	4,559,625
15,000,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	4,650,000
8,050,000	[2,3]	DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	8,925,437
14,425,000		Echostar DBS Corp., Sr. Note, 10.375%, 10/1/2007	15,939,625
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$4,900,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	$5,132,750
2,475,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	2,858,625
7,000,000	[4]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	5,337,500
4,950,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	5,395,500
6,500,000		Rogers Cablesystems Ltd., Company Guarantee, 11.00%, 12/1/2015	6,890,000
12,900,000	[1]	UIH Australia/Pacific, Sr. Disc. Note, 14.00%, 5/15/2006	645,000

		TOTAL	90,882,374

		Chemicals & Plastics--3.1%
4,650,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	5,138,250
6,250,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	6,015,625
4,500,000	[2,3]	FMC Corp., Sr. Secd. Note, 10.25%, 11/1/2009	4,972,500
1,850,000		Foamex LP, Company Guarantee, 10.75%, 4/1/2009	1,248,750
4,000,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	900,000
6,825,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	1,535,625
4,350,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	1,065,750
10,550,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	10,075,250
1,425,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	1,389,375
3,650,000		Lyondell Chemical Co., Sr. Secd. Note, 9.875%, 5/1/2007	3,668,250
1,150,000		Lyondell Chemical Co., Sr. Secd. Note, (Series A), 9.625%, 5/1/2007	1,155,750
14,550,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	13,531,500
5,500,000	[2,3,4]	Salt Holdings Corp., Sr. Disc. Note, 0/12.75%, 12/15/2012	3,520,000
7,700,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	4,504,500

		TOTAL	58,721,125

		Clothing & Textiles--1.6%
6,025,000	[1,2]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	30,727
8,425,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	6,782,125
6,100,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	5,825,500
5,200,000	[2,3]	Levi Strauss & Co., Sr. Note, 12.25%, 12/15/2012	4,966,000
6,150,000		Russell Corp., Company Guarantee, 9.25%, 5/1/2010	6,672,750
5,575,000		William Carter Co., Sr. Sub. Note, (Series B), 10.875%, 8/15/2011	6,216,125

		TOTAL	30,493,227

Principal Amount			Value
		CORPORATE BONDS--continued
		Conglomerates--0.5%
$11,950,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	$9,739,250

		Consumer Products--6.0%
13,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	14,421,750
4,050,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	4,293,000
7,825,000		American Achievement Corp., Sr. Note, (Series B), 11.625%, 1/1/2007	8,392,312
5,325,000		American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	6,097,125
2,625,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	2,349,375
6,550,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	6,247,062
3,675,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	4,060,875
7,300,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	7,482,500
2,375,000	[1,4]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	237
1,400,000	[1]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	140
3,675,000		ICON Health & Fitness, Inc., Company Guarantee, 11.25%, 4/1/2012	3,803,625
7,325,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	8,460,375
7,300,000		PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	7,628,500
7,875,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	8,623,125
4,075,000	[2,3]	Remington ARMS Co., Inc., Sr. Note, 10.50%, 2/1/2011	4,370,437
1,350,000		Sealy Mattress Co., Company Guarantee, 10.875%, 12/15/2007	1,427,625
3,650,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	3,777,750
3,025,000	[1,2]	Sleepmaster LLC, Company Guarantee, (Series B), 11.00%, 5/15/2009	831,875
5,190,000		True Temper Sports, Inc., Sr. Sub. Note, (Series B), 10.875%, 12/1/2008	5,449,500
9,450,000		United Industries Corp., Sr. Sub. Note, (Series B), 9.875%, 4/1/2009	9,875,250
6,975,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	6,870,375

		TOTAL	114,462,813

		Container & Glass Products--3.3%
4,975,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	5,223,750
4,175,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	4,091,500
2,750,000		Graham Packaging Co., Sub. Note, 5.015%, 1/15/2008	2,461,250
3,500,000		Graham Packaging Holdings Co., Sr. Note, 10.75%, 1/15/2009	3,517,500
3,800,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	3,990,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Container & Glass Products--continued
$6,675,000		Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	$6,107,625
2,075,000		Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	2,126,875
6,650,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	6,666,625
1,175,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	1,116,250
10,300,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	10,145,500
3,400,000		Plastipak Holdings, Company Guarantee, 10.75%, 9/1/2011	3,587,000
4,300,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	3,934,500
800,046	[2,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	322,019
8,600,000		Tekni-Plex, Inc., Company Guarantee, (Series B), 12.75%, 6/15/2010	7,783,000
2,300,000	[2,3]	Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	2,081,500

		TOTAL	63,154,894

		Ecological Services & Equipment--2.4%
18,925,000		Allied Waste North America, Inc., Company Guarantee, 7.875%, 1/1/2009	19,469,094
21,325,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	22,257,969
4,175,000		Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	4,488,125

		TOTAL	46,215,188

		Food & Drug Retailers--0.3%
1,425,000		Ahold Finance USA, Inc., Company Guarantee, 6.875%, 5/1/2029	1,047,375
3,000,000		Ahold Finance USA, Inc., Note, 8.25%, 7/15/2010	2,595,000
2,375,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	1,531,875

		TOTAL	5,174,250

		Food Products--3.6%
7,500,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	8,175,000
6,950,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	7,401,750
3,650,000		B&G Foods, Inc., Company Guarantee, (Series D), 9.625%, 8/1/2007	3,786,875
9,725,000		Del Monte Corp., Company Guarantee, (Series B), 9.25%, 5/15/2011	10,357,125
2,200,000	[2,3]	Del Monte Corp., Sr. Sub. Note, 8.625%, 12/15/2012	2,299,000
1,350,000		Dole Food, Inc., Sr. Note, 7.25%, 5/1/2009	1,410,750
1,725,000	[2,3]	Dole Food, Inc., Sr. Note, 8.875%, 3/15/2011	1,802,625
7,025,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	4,812,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Food Products--continued
$5,100,000		Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	$3,085,500
7,575,000		Michael Foods, Inc., Sr. Sub. Note, (Series B), 11.75%, 4/1/2011	8,597,625
6,225,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	2,023,125
4,125,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	4,042,500
3,075,000		Smithfield Foods, Inc., Sr. Note, (Series B), 8.00%, 10/15/2009	3,167,250
775,000		Smithfield Foods, Inc., Sr. Sub. Note, 7.625%, 2/15/2008	761,437
3,775,000	[2,3]	Swift & Co., Sr. Note, 10.125%, 10/1/2009	3,756,125
3,800,000	[2,3]	Swift & Co., Sr. Sub. Note, 12.50%, 1/1/2010	3,705,000

		TOTAL	69,183,812

		Food Services--0.8%
5,200,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	4,095,000
4,075,000		Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	3,535,062
8,250,000		Carrols Corp., Company Guarantee, 9.50%, 12/1/2008	7,755,000

		TOTAL	15,385,062

		Forest Products--3.4%
11,250,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	10,912,500
9,525,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	8,905,875
9,925,000	[2,3]	Georgia-Pacific Corp., Sr. Note, 9.375%, 2/1/2013	10,520,500
4,775,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	5,085,375
6,100,000	[2,3]	MDP Acquisitions PLC, Sr. Note, 9.625%, 10/1/2012	6,511,750
124,538	[2,3]	MDP Acquisitions PLC, Sub. PIK Note, 15.50%, 10/1/2013	134,501
3,250,000	[2,3]	MDP Acquisitions PLC, Unit, 15.50%, 10/1/2013	3,510,000
7,225,000		Riverwood International Corp., Company Guarantee, 10.625%, 8/1/2007	7,658,500
2,775,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	2,865,187
7,700,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	8,624,000

		TOTAL	64,728,188

		Gaming--7.0%
2,225,000	[2,3]	Boyd Gaming Corp., Sr. Sub. Note, 7.75%, 12/15/2012	2,236,125
7,250,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	7,685,000
5,575,000		Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	5,979,188
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$3,825,000		Hard Rock Hotel, Inc., Sr. Sub. Note, 9.25%, 4/1/2005	$3,882,375
11,950,000		Harrah's Operations, Inc., Company Guarantee, 7.875%, 12/15/2005	12,816,375
4,150,000		Isle of Capri Casinos, Inc., Company Guarantee, 9.00%, 3/15/2012	4,357,500
1,250,000		Isle of Capri Casinos, Inc., Sr. Sub. Note, 8.75%, 4/15/2009	1,300,000
1,975,000		MGM Grand, Inc., Sr. Note, 8.50%, 9/15/2010	2,172,500
18,125,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	19,982,812
2,450,000	[2,3]	MTR Gaming Group, Inc., Sr. Note, 9.75%, 4/1/2010	2,511,250
8,450,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	8,893,625
10,225,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	11,068,562
1,750,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.00%, 4/1/2012	1,815,625
1,650,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.375%, 7/1/2011	1,720,125
2,500,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.75%, 1/1/2009	2,643,750
8,225,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	8,410,062
7,650,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	7,936,875
2,325,000		Park Place Entertainment Corp., Sr. Sub. Note, 9.375%, 2/15/2007	2,499,375
5,475,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	5,940,375
6,475,000		Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	6,677,344
7,850,000		Venetian Casino/LV Sands, Company Guarantee, 11.00%, 6/15/2010	8,281,750
4,100,000		Wynn Las Vegas LLC, Second Mortgage Notes, 12.00%, 11/1/2010	4,305,000

		TOTAL	133,115,593

		Health Care--5.8%
3,975,000		Advanced Medical Optics, Inc., Sr. Sub. Note, 9.25%, 7/15/2010	4,173,750
1,050,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	1,076,250
5,875,000		Alaris Medical Systems, Sr. Secd. Note, (Series B), 11.625%, 12/1/2006	6,756,250
6,000,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	5,775,000
4,625,000	[2,3]	AmeriPath, Inc., Sr. Sub. Note, 10.50%, 4/1/2013	4,786,875
9,825,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	10,218,000
3,600,000		Extendicare Health Services, Inc., Company Guarantee, 9.50%, 7/1/2010	3,573,000
8,150,000		HCA -- The Healthcare Corp., Note, 8.75%, 9/1/2010	9,478,531
1,900,000		HCA -- The Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	2,021,049
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--continued
$10,525,000		HCA -- The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	$11,684,539
1,875,000		Hanger Orthopedic Group, Inc., Company Guarantee, 10.375%, 2/15/2009	2,015,625
9,350,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	9,957,750
3,815,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	2,117,325
13,950,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	14,577,750
4,350,000	[2,3]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	3,675,750
1,750,000		Manor Care, Inc., Sr. Note, 7.50%, 6/15/2006	1,795,937
2,250,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	2,317,500
3,300,000		Tenet Healthcare Corp., Sr. Note, 5.375%, 11/15/2006	3,254,625
1,325,000		Tenet Healthcare Corp., Sr. Note, 6.375%, 12/1/2011	1,278,625
3,025,000		US Oncology, Inc., Company Guarantee, 9.625%, 2/1/2012	3,168,687
8,155,000		Vanguard Health Systems, Company Guarantee, 9.75%, 8/1/2011	7,747,250

		TOTAL	111,450,068

		Hotels, Motels & Inns--4.2%
5,150,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	5,072,750
1,850,000		Felcor Lodging LP, Company Guarantee, 8.50%, 6/1/2011	1,618,750
3,000,000		Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	2,760,000
10,325,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	10,738,000
1,000,000		HMH Properties, Inc., Sr. Note, (Series A), 7.875%, 8/1/2005	982,500
10,550,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	9,996,125
8,050,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	7,848,750
4,050,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	4,136,063
3,100,000		Hilton Hotels Corp., Sr. Note, 7.625%, 12/1/2012	3,123,250
5,625,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	5,821,875
1,625,000		MeriStar Hospitality Corp., Company Guarantee, 9.00%, 1/15/2008	1,405,625
5,400,000		MeriStar Hospitality Corp., Company Guarantee, 9.125%, 1/15/2011	4,644,000
2,700,000		MeriStar Hospitality Corp., Company Guarantee, 10.50%, 6/15/2009	2,403,000
2,775,000		RFS Partnership LP, Company Guarantee, 9.75%, 3/1/2012	2,816,625
1,650,000	[2,3]	Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	1,643,813
11,900,000	[2,3]	Starwood Hotels & Resorts Worldwide, Inc., Note,7.875%, 5/1/2012	11,929,750
2,625,000		Starwood Hotels & Resorts Worldwide, Inc., Unsecd. Note, 6.75%, 11/15/2005	2,654,531

		TOTAL	79,595,407

Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--4.6%
$4,845,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	$5,075,138
6,650,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	6,766,375
3,545,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	1,612,975
10,510,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	10,877,850
2,075,000	[2,3]	Hexcel Corp., Sr. Secd. Note, 9.875%, 10/1/2008	2,168,375
6,425,000		Hexcel Corp., Sr. Sub. Note, (Series B), 9.75%, 1/15/2009	5,814,625
11,400,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	8,151,000
3,000,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	1,140,000
10,650,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	4,047,000
6,800,000	[2,3]	Rexnord Corp., Sr. Sub. Note, 10.125%, 12/15/2012	7,174,000
12,750,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	12,399,375
3,850,000		Tyco International Group, Note, 5.80%, 8/1/2006	3,657,500
6,875,000		Tyco International Group, Sr. Note, 6.375%, 6/15/2005	6,780,469
5,437,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	5,477,778
7,400,000		WESCO Distribution, Inc., Company Guarantee, 9.125%, 6/1/2008	5,735,000
675,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	523,125

		TOTAL	87,400,585

		Leisure & Entertainment--3.2%
3,000,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.50%, 3/15/2009	3,030,000
6,025,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	6,085,250
5,650,000	[2,3]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 13.00%, 2/28/2008	6,017,250
650,000	[2,3]	Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	692,250
5,200,000		Intrawest Corp., Company Guarantee, 10.50%, 2/1/2010	5,577,000
10,225,000	[4]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	9,969,375
13,150,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	12,821,250
6,625,000		Regal Cinemas, Inc., Company Guarantee, (Series B), 9.375%, 2/1/2012	7,188,125
10,400,000	[2,3]	Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	10,504,000

		TOTAL	61,884,500

		Machinery & Equipment--2.1%
9,250,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	9,990,000
5,425,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	5,940,375
8,375,000	[1,2]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	838
Principal Amount			Value
		CORPORATE BONDS--continued
		Machinery & Equipment--continued
$7,625,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	$5,375,625
6,350,000	[1,2]	Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	1,936,750
2,100,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,837,500
4,125,000		United Rentals, Inc., Company Guarantee, (Series B), 9.00%, 4/1/2009	3,547,500
11,350,000		United Rentals, Inc., Company Guarantee, (Series B), 10.75%, 4/15/2008	11,804,000

		TOTAL	40,432,588

		Oil & Gas--3.2%
3,650,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	3,923,750
4,925,000	[2,3]	CITGO Petroleum Corp., Sr. Note, 11.375%, 2/1/2011	5,183,563
5,500,000		Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	5,940,000
10,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	9,686,250
1,225,000	[2,3]	Denbury Resources, Inc., Sr. Sub. Note, 7.50%, 4/1/2013	1,231,125
2,900,000		Dresser, Inc., Company Guarantee, 9.375%, 4/15/2011	2,885,500
5,650,000		Lone Star Technologies, Inc., Company Guarantee, (Series B), 9.00%, 6/1/2011	5,537,000
3,275,000		Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	3,520,625
3,250,000		Petroleum Helicopters, Inc., Company Guarantee, (Series B), 9.375%, 5/1/2009	3,526,250
7,350,000		Pogo Producing Co., Sr. Sub. Note, (Series B), 10.375%, 2/15/2009	8,011,500
6,450,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	6,482,250
6,575,000		Tesoro Petroleum Corp., Company Guarantee, (Series B), 9.625%, 11/1/2008	5,720,250

		TOTAL	61,648,063

		Printing & Publishing--4.3%
7,950,000		Advanstar Communications, Company Guarantee, (Series B), 12.00%, 2/15/2011	6,558,750
3,475,000	[4]	Advanstar, Inc., Company Guarantee, (Series B), 0/15.00%, 10/15/2011	1,294,438
7,175,000		American Media Operations, Inc., Company Guarantee, (Series B), 10.25%, 5/1/2009	7,820,750
550,000	[2,3]	American Media Operations, Inc., Sr. Sub. Note, 8.875%, 1/15/2011	595,375
4,550,000		Block Communications, Inc., Company Guarantee, 9.25%, 4/15/2009	4,823,000
1,350,000	[2,3]	CanWest Media Inc., Sr. Note, 7.625%, 4/15/2013	1,383,750
12,800,000	[2,3]	Dex Media East LLC, Sr. Sub. Note, 12.125%, 11/15/2012	14,976,000
2,425,000	[2,3]	Moore North America Finance, Inc., Sr. Note, 7.875%, 1/15/2011	2,509,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--continued
$3,800,000		Primedia, Inc., Sr. Note, 7.625%, 4/1/2008	$3,638,500
2,000,000		Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	2,025,000
6,725,000	[2,3]	R. H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	7,733,750
6,000,000		Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	6,270,000
6,775,000	[2,3]	Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	7,079,875
12,375,000	[4]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	9,714,375
4,950,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	5,519,250
1,140,000		Ziff Davis Media, Inc., Company Guarantee, (Series B), 12.00%, 8/12/2009	513,000

		TOTAL	82,455,688

		Retailers--2.1%
3,300,000		Advance Stores Co., Inc., Company Guarantee, 10.25%, 4/15/2008	3,489,750
6,150,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	6,611,250
3,925,000		Mothers Work, Inc., Sr. Note, 11.25%, 8/1/2010	4,258,625
2,700,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	2,743,875
9,133,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	9,658,148
3,275,000		Rite Aid Corp., Sr. Deb., 6.875%, 8/15/2013	2,529,938
5,950,000	[2,3]	Rite Aid Corp., Sr. Secd. Note, 9.50%, 2/15/2011	6,217,750
4,125,000		United Auto Group, Inc., Company Guarantee, 9.625%, 3/15/2012	4,011,563

		TOTAL	39,520,899

		Services--0.7%
2,650,000		Coinmach Corp., Sr. Note, 9.00%, 2/1/2010	2,809,000
5,375,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	4,918,125
5,050,000	[2,3]	The Brickman Group Ltd., Sr. Sub. Note, 11.75%, 12/15/2009	5,529,750

		TOTAL	13,256,875

		Steel--0.3%
1,167,059		Republic Engineered Products, Sr. Secd. Note, 10.00%, 8/16/2009	215,906
6,200,000	[1]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	263,500
4,700,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	4,465,000

		TOTAL	4,944,406

Principal Amount			Value
		CORPORATE BONDS--continued
		Surface Transportation--1.0%
$7,175,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	$5,130,125
6,975,000	[1,2]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
5,400,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	5,602,500
7,150,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	7,650,500
4,400,000	[1,2]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	137,500

		TOTAL	18,520,625

		Technology--1.5%
4,775,000	[2,3]	AMI Semiconductor, Inc., Sr. Sub. Note, 10.75%, 2/1/2013	5,061,500
6,075,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	6,439,500
7,000,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	7,525,000
7,000,000		Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	7,367,500
2,000,000		Unisys Corp., Sr. Note, 6.875%, 3/15/2010	2,005,000

		TOTAL	28,398,500

		Telecommunications & Cellular--7.4%
750,000		AT&T Wireless Services, Inc., Note, 8.125%, 5/1/2012	819,375
4,150,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	4,533,875
10,400,000	[4]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	1,924,000
17,125,000	[4]	Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	5,565,625
6,125,000		Horizon PCS, Inc., Company Guarantee, 13.75%, 6/15/2011	765,625
31,900,000		NEXTEL Communications, Inc., Sr. Disc. Note, 9.95%, 2/15/2008	33,415,250
11,550,000		NEXTEL Communications, Inc., Sr. Disc. Note, 10.65%, 9/15/2007	12,170,813
4,355,000	[4]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	4,028,375
1,900,000		NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	1,957,000
1,000,000		Qwest Communications International, Inc., Note, 6.125%, 11/15/2005	975,000
18,075,000	[2,3]	Qwest Communications International, Inc., Note, 8.875%, 3/15/2012	19,295,063
3,075,000		Qwest Communications International, Inc., Sr. Note, (Series B), 7.50%, 11/1/2008	2,667,563
23,925,000	[2,3]	Qwest Communications International, Inc., Sr. Sub. Note, 13.50%, 12/15/2010	25,420,313
7,550,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	7,361,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$6,125,000	[4]	TeleCorp PCS, Inc., Sr. Sub. Note, 0/11.625%, 4/15/2009	$6,079,063
3,867,000	[4]	Tritel PCS, Inc., Company Guarantee, 0/12.75%, 5/15/2009	3,867,000
5,875,000	[4]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	5,287,500
5,314,000	[4]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	5,008,445

		TOTAL	141,141,135

		Utilities--5.3%
1,550,000	[2,3]	ANR Pipeline Co., Sr. Note, 8.875%, 3/15/2010	1,655,772
4,675,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	3,903,625
5,550,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	4,689,750
7,075,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	6,296,750
8,937,116		Caithness Coso Funding Corp., Sr. Secd. Note, (Series B), 9.05%, 12/15/2009	9,249,915
1,125,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	652,500
17,825,000		Calpine Corp., Note, 8.50%, 2/15/2011	10,115,688
1,525,000		El Paso Corp., Note, 6.75%, 5/15/2009	1,242,875
11,275,000		El Paso Corp., Note, 6.95%, 12/15/2007	9,471,000
5,600,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	4,032,000
8,775,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	6,405,750
750,000		El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	810,465
200,000		El Paso Energy Partners LP, Sr. Sub. Note, 8.50%, 6/1/2011	204,500
1,725,000	[2,3]	El Paso Energy Partners LP, Sr. Sub. Note, 10.625%, 12/1/2012	1,893,188
5,250,000	[2,3]	Illinois Power Co., Mtg. Bond, 11.50%, 12/15/2010	5,538,750
10,275,000		PSEG Energy Holdings, Sr. Note, 8.625%, 2/15/2008	10,467,656
7,600,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	8,075,000
2,250,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	2,070,000
525,000		Transcontinental Gas Pipe Corp., Note, 7.00%, 8/15/2011	498,750
200,000		Williams Cos., Inc. (The), Note, 6.50%, 8/1/2006	179,000
9,025,000		Williams Cos., Inc. (The), Note, 7.625%, 7/15/2019	7,129,750
9,125,000		Williams Cos., Inc. (The), Note, 7.875%, 9/1/2021	7,208,750

		TOTAL	101,791,434

		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,871,541,957)	1,771,235,538

Shares			Value
		COMMON STOCKS--0.2%
3,475	[1]	Advanstar, Inc., Warrants	$35
16,831	[1]	AMF Bowling Worldwide, Inc.	299,592
39,605	[1]	AMF Bowling Worldwide, Inc., Warrants	109,904
38,694	[1]	AMF Bowling Worldwide, Inc., Warrants	47,594
316,248	[1]	Call-Net Enterprises, Inc.	362,104
746	[1]	CVC Claims Litigation LLC	0
6,825	[1]	Jostens, Inc., Warrants	226,931
190,287	[1]	McLeodUSA, Inc., Warrants	32,349
7,500	[1]	Medianews Group, Inc.	694,688
1,750	[1]	Motels of America, Inc.	0
203,721	[1]	NTL, Inc.	1,807,005
4,800	[1]	Pliant Corp., Warrants	5,400
6,200	[1]	Republic Technologies International, Inc., Warrants	62
237,797	[1]	Royal Oak Mines, Inc.	951
107,000	[1]	Russell Stanley Holdings, Inc.	32,100
46	[1]	Sullivan Graphics, Inc.	0
48,346	[1]	Viatel Holding (Bermuda) Ltd.	71,310
6,750	[1]	XM Satellite Radio, Inc., Warrants	4,050
66,000	[1]	Ziff Davis Media, Inc., Warrants	660

		TOTAL COMMON STOCKS (IDENTIFIED COST $74,319,053)	3,694,735

		PREFERRED STOCKS--1.4%
		Broadcast Radio & TV--0.8%
138,025		Sinclair Capital, Cumulative Pfd., $11.63	14,768,675

		Health Care--0.0%
28,514		River Holding Corp., Sr. Exchangeable PIK	64,157

		Printing & Publishing--0.6%
76,525		Primedia, Inc., Exchangeable Pfd. Stock, (Series G), $2.16	5,835,031
72,500		Primedia, Inc., Pfd., $9.20	5,673,125
360		Ziff Davis Media, Inc., PIK Pfd., (Series E-1)	4

		TOTAL	11,508,160

Shares			Value
		PREFERRED STOCKS--continued
		Telecommunications & Cellular--0.0%
85,872		McLeodUSA, Inc., Conv. Pfd., (Series A)	$239,840

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $49,505,693)	26,580,832

		MUTUAL FUND--3.4%
65,016,847		Prime Value Obligations Fund, IS Shares (at net asset value)	65,016,847

		TOTAL INVESTMENTS (IDENTIFIED COST $2,060,383,550)[5]	$1,866,527,952

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At March 31, 2003, these securities amounted to $277,639,364 which represents 14.5% of net assets. Included in these amounts are restricted securities which have been deemed liquid (amounting to $274,206,674 and representing 14.3% of net assets).

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 Denotes a zero coupon bond with effective rate at time of purchase.

5 Cost for federal tax purposes is $2,079,473,700.

Note: The categories of investments are shown as a percentage of net assets ($1,912,063,214) at March 31, 2003.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2003

Assets:
Total investments in securities, at value (identified cost $2,060,383,550)		$1,866,527,952
Cash		84,670
Income receivable		45,882,158
Receivable for investments sold		3,959,351
Receivable for shares sold		14,698,342

TOTAL ASSETS		1,931,152,473

Liabilities:
Payable for investments purchased	$15,804,990
Payable for shares redeemed	1,956,560
Income distribution payable	979
Payable for distribution service fee	679,468
Payable for shareholder service fee	387,505
Accrued expenses	259,757

TOTAL LIABILITIES		19,089,259

Net assets for 262,002,397 shares outstanding		$1,912,063,214

Net Assets Consist of:
Paid in capital		$2,811,190,305
Net unrealized depreciation of investments		(193,855,598)
Accumulated net realized loss on investments		(702,700,508)
Distributions in excess of net investment income		(2,570,985)

TOTAL NET ASSETS		$1,912,063,214

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($817,147,488 ÷ 111,907,588 shares outstanding)		$7.30

Offering price per share (100/95.50 of $7.30)[1]		$7.64

Redemption proceeds per share		$7.30

Class B Shares:
Net asset value per share ($892,102,970 ÷ 122,300,214 shares outstanding)		$7.29

Offering price per share		$7.29

Redemption proceeds per share (94.50/100 of $7.29)[1]		$6.89

Class C Shares:
Net asset value per share ($202,812,756 ÷ 27,794,595 shares outstanding)		$7.30

Offering price per share		$7.30

Redemption proceeds per shares (99.00/100 of $7.30)[1]		$7.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2003

Investment Income:
Dividends		$3,872,767
Interest (including income on securities loaned of $8,796)		174,231,727

TOTAL INCOME		178,104,494

Expenses:
Investment adviser fee	$12,675,399
Administrative personnel and services fee	1,270,920
Custodian fees	77,274
Transfer and dividend disbursing agent fees and expenses	1,898,669
Directors'/Trustees' fees	20,828
Auditing fees	19,852
Legal fees	31,868
Portfolio accounting fees	192,535
Distribution services fee--Class B Shares	6,333,840
Distribution services fee--Class C Shares	1,361,159
Shareholder services fee--Class A Shares	1,660,133
Shareholder services fee--Class B Shares	2,111,280
Shareholder services fee--Class C Shares	453,720
Share registration costs	122,036
Printing and postage	174,828
Insurance premiums	3,111
Taxes	127,027
Miscellaneous	10,738

TOTAL EXPENSES	28,545,217

Waiver and Reimbursement:
Waiver of investment adviser fee	(74,898)
Reimbursement of investment adviser fee	(3,679)

TOTAL WAIVER AND REIMBURSEMENT	(78,577)

Net expenses		28,466,640

Net investment income		149,637,854

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(295,430,625)
Net change in unrealized appreciation of investments		215,063,730

Net realized and unrealized loss on investments		(80,366,895)

Change in net assets resulting from operations		$69,270,959

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$149,637,854	$173,911,074
Net realized loss on investments	(295,430,625)	(284,590,137)
Net change in unrealized appreciation	215,063,730	81,208,136

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	69,270,959	(29,470,927)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(62,254,519)	(68,657,744)
Class B Shares	(73,090,242)	(91,400,439)
Class C Shares	(15,642,439)	(18,315,895)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(150,987,200)	(178,374,078)

Share Transactions:
Proceeds from sale of shares	865,076,092	716,881,462
Net asset value of shares issued to shareholders in payment of distributions declared	80,657,338	98,883,167
Cost of shares redeemed	(732,100,303)	(670,507,373)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	213,633,127	145,257,256

Change in net assets	131,916,886	(62,587,749)

Net Assets:
Beginning of period	1,780,146,328	1,842,734,077

End of period (including distributions in excess of net investment income of $(2,570,985) and $(7,649,994), respectively)	$1,912,063,214	$1,780,146,328

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.68	$8.64	$9.82	$11.30	$12.10
Income From Investment Operations:
Net investment income	0.67 [2]	0.83 [3]	0.96	0.99	1.01
Net realized and unrealized gain (loss) on investments	(0.37)	(0.94)[3]	(1.15)	(1.48)	(0.81)

TOTAL FROM INVESTMENT OPERATIONS	0.30	(0.11)	(0.19)	(0.49)	0.20

Less Distributions:
Distribution from net investment income	(0.68)	(0.85)	(0.99)	(0.99)	(1.00)

Net Asset Value, End of Period	$7.30	$7.68	$8.64	$ 9.82	$11.30

Total Return[4]	4.43%	(1.17)%	(2.19)%	(4.65)%	1.94%

Ratios to Average Net Assets:

Expenses	1.23%	1.23%	1.24%	1.23%	1.19%

Net investment income	9.31%	10.37%[3]	10.33%	9.35%	8.79%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$817,147	$678,052	$666,546	$722,375	$829,982

Portfolio turnover	43%	40%	24%	26%	28%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 10.22% to 10.37%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.68	$8.63	$9.81	$11.29	$12.09
Income From Investment Operations:
Net investment income	0.62 [2]	0.75 [3]	0.89	0.91	0.92
Net realized and unrealized gain (loss) on investments	(0.39)	(0.91)[3]	(1.15)	(1.48)	(0.80)

TOTAL FROM INVESTMENT OPERATIONS	0.23	(0.16)	(0.26)	(0.57)	0.12

Less Distributions:
Distribution from net investment income	(0.62)	(0.79)	(0.92)	(0.91)	(0.92)

Net Asset Value, End of Period	$7.29	$7.68	$8.63	$ 9.81	$11.29

Total Return[4]	3.53%	(1.79)%	(2.93)%	(5.37)%	1.18%

Ratios to Average Net Assets:

Expenses	1.98%	1.98%	1.99%	1.98%	1.94%

Net investment income	8.56%	9.64%[3]	9.58%	8.60%	8.05%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$892,103	$912,370	$977,317	$1,091,630	$1,239,882

Portfolio turnover	43%	40%	24%	26%	28%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.02, a decrease to the net realized gain/loss per share by $0.02, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.64%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$7.68	$8.63	$9.81	$11.30	$12.09
Income From Investment Operations:
Net investment income	0.62 [2]	0.75 [3]	0.89	0.92	0.92
Net realized and unrealized gain (loss) on investments	(0.38)	(0.91)[3]	(1.15)	(1.50)	(0.79)

TOTAL FROM INVESTMENT OPERATIONS	0.24	(0.16)	(0.26)	(0.58)	0.13

Less Distributions:
Distribution from net investment income	(0.62)	(0.79)	(0.92)	(0.91)	(0.92)

Net Asset Value, End of Period	$7.30	$7.68	$8.63	$ 9.81	$11.30

Total Return[4]	3.66%	(1.79)%	(2.93)%	(5.46)%	1.26%

Ratios to Average Net Assets:

Expenses	1.98%	1.98%	1.99%	1.98%	1.94%

Net investment income	8.56%	9.63%[3]	9.58%	8.61%	8.05%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$202,813	$189,724	$198,871	$218,667	$230,640

Portfolio turnover	43%	40%	24%	26%	28%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.63%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2003

ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates. As of March 31, 2003, the Fund had no securities on loan.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted illiquid security held at March 31, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	11/10/1995 - 10/22/1997	$ 7,036,028

Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	11/22/1996 - 03/20/1997	8,651,625

Condor Systems, Inc., Sr. Sub. Note, (Series B), 11.875%, 5/1/2009	04/08/1999 - 04/12/1999	2,199,750

Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	08/20/1997 - 10/20/1997	6,098,813

Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	06/15/2000 - 09/25/2001	4,202,188

Sleepmaster LLC, Company Guarantee, (Series B), 11.00%, 5/15/2009	05/12/1999 - 08/30/2000	3,036,688

The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	01/14/1998 - 02/09/1998	4,463,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CHANGE IN ACCOUNTING POLICY

Effective April 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of investment income on the financial statements is as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$1,489,330	$1,489,330	$2,706,403	$(2,364,306)	$(342,097)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

CAPITAL STOCK

At March 31, 2003, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	4,000,000,000
Class B Shares	2,000,000,000
Class C Shares	4,000,000,000
TOTAL	10,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	77,594,982	$552,886,174	50,045,830	$394,338,787
Shares issued to shareholders in payment of distributions declared	5,392,723	38,571,889	5,529,007	43,822,519
Shares redeemed	(59,320,627)	(425,286,457)	(44,498,821)	(352,377,684)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	23,667,078	$166,171,606	11,076,016	$85,783,622

Year Ended March 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	34,357,210	$246,825,882	33,005,007	$261,714,122
Shares issued to shareholders in payment of distributions declared	4,754,056	34,017,263	5,572,582	44,195,444
Shares redeemed	(35,645,566)	(255,704,275)	(32,959,394)	(259,571,118)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	3,465,700	$25,138,870	5,618,195	$46,338,448

Year Ended March 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	9,085,790	$65,364,036	7,699,924	$60,828,553
Shares issued to shareholders in payment of distributions declared	1,127,146	8,068,186	1,368,407	10,865,204
Shares redeemed	(7,124,054)	(51,109,571)	(7,396,865)	(58,558,571)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,088,882	$22,322,651	1,671,466	$13,135,186

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	30,221,660	$213,633,127	18,365,677	$145,257,256

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities and defaulted securities.

For the year ended March 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Loss	Distributions in Excess of Net Investment Income
$(222,742)	$(6,205,613)	$6,428,355

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2003 and March 31, 2002, as reported on the Statement of Changes, was as follows:

	2003	2002
Ordinary income	$150,987,200	$178,374,078

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,223,443

Unrealized depreciation	$(212,945,748)

Capital loss carryforward	$605,886,632

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the amortization/accretion tax elections on fixed income securities and tax treatment of defaulted securities.

At March 31, 2003, the cost of investments for federal tax purposes was $2,079,473,700. The net unrealized depreciation of investments for federal tax purposes was $212,945,748. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $69,264,582 and net unrealized depreciation from investments for those securities having an excess of cost over value of $282,210,330.

At March 31, 2003, the Fund had a capital loss carryforward of $605,886,632 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,781,576

2009	$ 54,885,122

2010	$245,607,631

2011	$297,612,303

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2003, for federal income tax purposes, post October losses of $83,755,675 were deferred to April 1, 2003.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the fund, as represented by average net assets for the tax year.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waiver any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2003, were as follows:

Purchases	$838,547,882

Sales	$699,508,562

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED HIGH INCOME BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund, Inc. (the "Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1999 were audited by other auditors whose report, dated May 20, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Income Bond Fund, Inc. at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
May 12, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: October 1977	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: July 1987

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: January 2000

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1989

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 1977	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President, Vice President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998

Mark E. Durbiano has been the Fund's Portfolio Manager since August 1989. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195305

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

8042507 (5/03)